UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 23, 2022

PRIMAVERA CAPITAL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39915	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41/F Gloucester Tower, 15 Queen’s Road Central Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3767 5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PV	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PV WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	PV.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement

The Business Combination Agreement

On March 23, 2022, Primavera Capital Acquisition Corporation, a Cayman Islands exempted company (“PCAC”) entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “BCA”) by and among (i) PCAC, (ii) Lanvin Group Holdings Limited, a Cayman Islands exempted company (“PubCo”), (iii) Lanvin Group Heritage I Limited, a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“Merger Sub 1”), (iv) Lanvin Group Heritage II Limited, a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“Merger Sub 2”, and together with Merger Sub 1, the “Merger Subs”), and (v) Fosun Fashion Group (Cayman) Limited, a Cayman Islands exempted company (“FFG”).

The BCA and the transaction contemplated thereby were unanimously approved by the board of directors of each of PCAC and FFG.

Pursuant to the BCA, on the closing of the Business Combination (as defined below) (the “Closing” and the date on which the Closing actually occurs, the “Closing Date”) and in sequential order, (i) the Forward Purchase Subscriptions (as defined below) will be consummated immediately prior to the completion of the Initial Merger or otherwise in accordance with the terms thereof, (ii) PCAC will merge with and into Merger Sub 1, with Merger Sub 1 as the surviving entity in the merger, and, after giving effect to such merger, continuing as a wholly owned subsidiary of PubCo (the “Initial Merger”), (iii) Merger Sub 2 will merge with and into FFG, with FFG as the surviving entity in the merger (such surviving entity, the “Surviving Company”), and, after giving effect to such merger, continuing as a wholly owned subsidiary of PubCo (the “Second Merger”), (iv) the PIPE Investment (as defined below) shall be consummated immediately following the completion of the Initial Merger and the Second Merger, and (v) Merger Sub 1 will merge with and into the Surviving Company, with the Surviving Company as the surviving entity in the merger (the “Third Merger”). The Forward Purchase Subscriptions, the Initial Merger, the Second Merger, the PIPE Investment, the Third Merger, and the other transactions contemplated by the BCA are hereinafter referred to as the “Business Combination.”

The Business Combination

Subject to, and in accordance with, the terms and conditions of the BCA, in connection with the Initial Merger, (i) each PCAC unit will (to the extent not already separated) be automatically severed and the holder thereof will be deemed to hold one PCAC Class A ordinary share and one-half of a PCAC warrant, (ii) immediately following the separation of each PCAC unit, each issued and outstanding PCAC Class A ordinary share (but excluding (x) all of the PCAC Class A ordinary shares that will be redeemed pursuant to the election of eligible holders thereof in accordance with PCAC’s organizational documents in connection with the transactions contemplated by the BCA (the “PCAC Shareholder Redemption”), and (y) all of the PCAC Class A ordinary shares that may have been issued upon the exercise of any PCAC warrants or in connection with the Private Placements (as defined below), the “Eligible PCAC Shares”) will automatically be converted into the right to receive a number of newly issued PubCo ordinary shares equal to (x) the sum of the aggregate number of Eligible PCAC Shares and 3,600,000, divided by (y) the aggregate number of Eligible PCAC Shares, subject to rounding, (iii) each (x) PCAC Class A ordinary share other than the Eligible PCAC Shares and (y) PCAC Class B ordinary share issued and outstanding will automatically be converted into the right to receive one newly issued PubCo ordinary share, (iv) each issued and outstanding PCAC warrant will be assumed by PubCo and converted into a warrant to purchase one PubCo ordinary share and (v) the issued and outstanding share in the capital of Merger Sub 1 will continue existing and constitute the only issued and outstanding share in the capital of Merger Sub 1.

Subject to, and in accordance with, the terms and conditions of the BCA, in connection with the Second Merger, (i) each issued and outstanding FFG ordinary share, FFG non-voting ordinary share and FFG preferred share (other than any Company Dissenting Shares (as defined in the BCA), collectively, “Company Shares”) will automatically be converted into the right to receive such number of newly issued PubCo ordinary shares that is equal to the Company Exchange Ratio, subject to rounding, and (ii) the issued and outstanding share in the capital of Merger Sub 2 will automatically be converted into one ordinary share of the Surviving Company, which ordinary share will constitute the only issued and outstanding share in the share capital of the Surviving Company. The “Company Exchange Ratio” is a number determined by dividing the price per Company Share (i.e. US$3.365773) by US$10.00.

Subject to, and in accordance with, the terms and conditions of the BCA, in connection with the Third Merger, (i) the issued and outstanding ordinary share of the Surviving Company will be cancelled and cease to exist by virtue of the Third Merger, and (ii) the issued and outstanding share in the capital of Merger Sub 1 will automatically be converted into one ordinary share of the Surviving Company, which ordinary share will constitute the only issued and outstanding share in the share capital of the Surviving Company.

The Business Combination is expected to close in the second half of 2022, following the receipt of the required approvals by PCAC’s shareholders and the fulfillment of other closing conditions.

Representations and Warranties; Covenants

The BCA contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. The representations and warranties of the parties contained in the BCA will terminate and be of no further force and effect as of the closing of the Business Combination.

PubCo has also agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the Closing, PubCo board of directors will consist of seven (7) directors. Primavera Capital Acquisition LLC (the “Sponsor”) will have the right to designate one (1) member of PubCo board of directors.

Conditions to Each Party’s Obligations

The obligation of PCAC, FFG, Merger Subs and PubCo to consummate the Business Combination is subject to certain closing conditions, including, among others: (i) required approval of PCAC’s shareholders, (ii) required approval of FFG’s shareholders, (iii) waiting period or periods (including any extension thereof) applicable to the consummation of the transactions contemplated by the BCA under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended) shall have been terminated or expired, (iv) the registration statement on Form F-4 (as amended from time to time, the “Registration Statement”) becoming effective, (v) approval for PubCo’s listing application and listing of PubCo ordinary shares to be issued in connection with the Business Combination, (vi) the absence of any order, mandate or other legal prohibition issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction which has the effect of making the Business Combination illegal or which otherwise prevents or prohibits consummation of the Business Combination, and (vii) PubCo having at least $5,000,001 of net tangible assets.

In addition, the obligations of PubCo, FFG and Merger Subs to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, the sum of (i) the amount of cash and cash equivalents held in PCAC’s trust account (the “Trust Account”) (after giving effect to PCAC Shareholder Redemptions), plus (ii) the aggregate amount of proceeds of the Private Placement actually received by PubCo or PCAC prior to or substantially concurrently with the Closing, plus (iii) as of immediately prior to the Closing, the amount of cash and cash equivalents held by PCAC without restriction outside of the Trust Account and any interest earned on the amount of cash held inside the Trust Account (in each case of (i), (ii) and (iii), prior to payment of transaction expenses) being no less than US$350,000,000 and no SPAC Material Adverse Effect (as defined in the BCA) having occurred.

The obligation of PCAC to consummate the Business Combination is also subject to the fulfillment of other closing conditions, including, but not limited to, no Company Material Adverse Effect (as defined in the BCA) having occurred.

Termination

The BCA may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of PCAC and FFG, (ii) by either PCAC or FFG if any governmental authority shall have enacted, issued, promulgated, enforced or entered any order which has become final and non-appealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination, (iii) by either PCAC or FFG if certain required approvals are not obtained from PCAC shareholders after the conclusion of a meeting of PCAC’s shareholders duly convened therefor, (iv) subject to certain limited exceptions, by either PCAC or FFG if the Business Combination is not consummated on or prior to the date falling nine (9) months from the date of the BCA or such other date as mutually agreed in writing by FFG and PCAC, (v) by PCAC if certain required approvals are not obtained from FFG shareholders within 10 business days after the Registration Statement became effective, (vi) by PCAC if FFG, PubCo or Merger Subs are in material breach of their respective warranties or obligations that would render any of the conditions to obligations of PCAC incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods, (vii) by FFG if PCAC is in material breach of its warranties or obligations that would render any of the conditions to obligations of FFG, PubCo and Merger Subs incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods, and (viii) by either FFG or PCAC if there shall have occurred a SPAC Material Adverse Effect after the SPAC Accounts Date (as defined in the BCA) (in the case of a termination by FFG) or a Company Material Adverse Effect after the Company Accounts Date (as defined in the BCA) (in the case of a termination by PCAC).

If the BCA is validly terminated, none of the parties to the BCA will have any liability or any further obligation under the BCA, except in the case of any willful and material breach of the BCA and for customary obligations that survive the termination thereof (such as confidentiality obligations).

The foregoing description of the BCA and the transactions contemplated thereby, including the Business Combination, does not purport to be complete and is qualified in its entirety by the terms and conditions of the BCA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The BCA contains representations, warranties and covenants that the respective parties made to each other as of the date of the BCA or other specific dates, as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The BCA has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about PCAC, FFG, PubCo or any other party to the BCA. In particular, the representations, warranties, covenants and agreements contained in the BCA may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the BCA instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the BCA. In addition, the representations, warranties, covenants and agreements and other terms of the BCA may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the BCA, which subsequent information may or may not be fully reflected in PCAC’s public disclosures.

Related Agreements

PIPE Investment

Concurrently with the execution of the BCA, PCAC and PubCo entered into Subscription Agreements with certain investors (collectively, the “PIPE Investors”) (the “PIPE Subscription Agreements”), pursuant to which, among other things, such PIPE Investors agreed to subscribe for and purchase and PubCo agreed to issue and sell to such PIPE Investors, certain PubCo ordinary shares (the “PIPE Investment”, and together with the investments to be made by each of Aspex Master Fund and Sky Venture Partners L.P. in accordance with the relevant Forward Purchase Agreement, dated January 5, 2021 and January 4, 2021, respectively, by and among such forward purchase investor, PCAC and the Sponsor (the “Forward Purchase Subscriptions”), the “Private Placement”). The closing of the PIPE Investment is contingent upon, among other things, the substantially concurrent consummation of the Business Combination and related transactions.

In connection with the PIPE Investment, PubCo will grant the PIPE Investors certain customary registration rights. PubCo ordinary shares to be issued pursuant to the PIPE Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the availability of an exemption from such registration.

A copy of the form of PIPE Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the PIPE Subscription Agreements and the PIPE Investment is qualified in its entirety by reference thereto.

Sponsor Support Deed

Concurrently with the execution of the BCA, PCAC, PubCo, the Sponsor, certain other holder of Class B ordinary shares of PCAC (the “Other Class B Shareholders”) and FFG entered into the Sponsor Support Deed (the “Sponsor Support Deed”), pursuant to which the Sponsor and such Other Class B Shareholders agreed to, among other things, (i) vote all of their ordinary shares and preferred shares of PCAC held of record or thereafter acquired in favor of the BCA and the transactions contemplated thereby, (ii) be bound by certain covenants and agreements in the Business Combination Agreement, including non-solicitation and (iii) be bound by certain transfer restrictions with respect to their shares of PCAC, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Deed, and pursuant to which the Sponsor also agreed to, immediately prior to the consummation of the Initial Merger, irrevocably forfeit and surrender certain Class B ordinary shares of PCAC to PCAC for nil consideration.

A copy of the Sponsor Support Deed is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Deed is qualified in its entirety by reference thereto.

Shareholder Support Deed

Concurrently with the execution of the BCA, PCAC, PubCo, FFG and certain existing shareholders of FFG entered into a Shareholder Support Deed (the “FFG Shareholder Support Deed”), pursuant to which such existing shareholders of FFG have agreed to, among other things, (i) vote all of their ordinary shares and preferred shares of FFG held of record or thereafter acquired in favor of the BCA and the transactions contemplated thereby, (ii) be bound by certain covenants and agreements in the Business Combination Agreement, including non-solicitation and (iii) be bound by certain transfer restrictions with respect to their shares of FFG, in each case on the terms and subject to the conditions set forth in the FFG Shareholder Support Deed, and pursuant to which Fosun Fashion Holdings (Cayman) Limited also agreed to, immediately prior to the consummation of the Second Merger, irrevocably forfeit and surrender certain ordinary shares of FFG to FFG for nil consideration.

A copy of the FFG Shareholder Support Deed is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the FFG Shareholder Support Deed is qualified in its entirety by reference thereto.

Lock-Up Agreement

Concurrently with the execution of the BCA, PubCo, PCAC, certain existing shareholders of FFG, the Sponsor and the Other Class B Shareholders entered into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which (i) Sponsor, the Other Class B Shareholders, Fosun International Limited (“Fosun”) and its affiliates, and their respective permitted transferees agreed not to sell, transfer or otherwise dispose of any Lock-Up Securities (as defined below) owned by them from the Closing until the earliest of (x) the date that is 12 months after the Closing Date; (y) the date on which PubCo completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo ordinary shares for cash, securities or other property (a “Liquidation Event Date”) and (z) if the last reported sale price of PubCo ordinary shares equals or exceeds US$12.00 per share (as adjusted for share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing, and (ii) such existing shareholders of FFG and their respective permitted transferees (other than Fosun, its affiliates and permitted transferees) agreed not to sell, transfer or otherwise dispose of any Lock-Up Securities (as defined below) owned by them from the Closing until the earlier of (x) the date that is 180 days after the Closing Date and (y) the Liquidation Event Date. The “Lock-Up Securities” (i) with respect to any of the Sponsor, the Other Class B Shareholders and their respective permitted transferees, are PubCo ordinary shares and the PubCo warrants (or PubCo ordinary shares issued or issuable upon the conversion or exercise of the PubCo warrants) held by such person immediately following the Closing (other than PubCo ordinary shares acquired pursuant to the Private Placement or in the public market), and (ii) with respect to any of the existing shareholders of FFG and their respective permitted transferees, are (A) PubCo ordinary shares held by such person immediately following the Closing (other than PubCo ordinary shares acquired pursuant to the Private Placement or in the public market) and (B) PubCo ordinary shares issued to directors and officers of PubCo upon settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the Closing.

A copy of the Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Investor Rights Agreement

Concurrently with the execution of the BCA, PubCo, PCAC, FFG, the Sponsor and certain existing shareholders of FFG entered into the Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, (i) PubCo agreed to register for resale, pursuant to Rule 415 under the Securities Act, within certain period after the Closing Date, certain PubCo ordinary shares and other equity securities of PubCo held by certain parties from time to time, (ii) the Sponsor and such existing shareholders of FFG will be granted certain registration rights with respect to their respective PubCo ordinary shares, in each case, on the terms and subject to the conditions set forth in the Investor Rights Agreement, and (iii) PubCo agreed that its board of directors shall initially consist of seven (7) directors, with the Sponsor having the right to appoint and remove one (1) individual to serve as a director and the remaining directors nominated by the nominating committee of the board of directors of PubCo in consultation with the Sponsor and in accordance with the nominating committee’s policies and procedures.

A copy of the Investor Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference, and the foregoing description of the Investor Rights Agreement is qualified in its entirety by reference thereto.

Assignment, Assumption and Amendment Agreement

Concurrently with the execution of the BCA, PubCo, PCAC and Continental Stock Transfer & Trust Company entered into an amendment and restatement (the “Assignment, Assumption and Amendment Agreement”) of that certain Warrant Agreement, dated January 21, 2021, by and between PCAC and Continental Stock Transfer & Trust Company (the “Existing Warrant Agreement”), pursuant to which, among other things, effective as of the effective time of the Initial Merger, PCAC will agree to assign all of its right, title and interest in the Existing Warrant Agreement to PubCo.

A copy of the Assignment, Assumption and Amendment Agreement is filed with this Current Report on Form 8-K as Exhibit 10.6 and is incorporated herein by reference, and the foregoing description of the Assignment, Assumption and Amendment Agreement is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. PubCo ordinary shares to be offered and sold in connection with the Private Placement have not been registered under the Securities Act, in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure

On March 23, 2022, PCAC and FFG issued a press release announcing their entry into the BCA. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein. Additionally, furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that PCAC and FFG prepared for use in connection with the announcement of the Business Combination and furnished as Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference is the transcript of a recorded webcast by PCAC and FFG to discuss the transactions contemplated by the Business Combination Agreement described above.

The foregoing (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This communication including the description of the transactions, agreements, and other information contained herein (collectively, this “communication”) includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed Business Combination, and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the FFG, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed Business Combination, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the FFG and PCAC, which are all subject to change due to various factors including, without limitation, changes in general economic conditions as a result of COVID-19. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements and financial forecasts and projections contained in this communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the timing and structure of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the Business Combination and the other transactions in connection therewith, including as a result of the COVID-19 pandemic or the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of PCAC or the FFG is not obtained; the risk that the business combination disrupts current plans and operations of PCAC or the FFG as a result of the announcement and consummation of the Business Combination; the ability of the FFG to grow and manage growth profitably and retain its key employees including its chief executive officer and executive team; the inability to obtain or maintain the listing of the post-acquisition company’s securities on the NYSE following the Business Combination; failure to realize the anticipated benefits of Business Combination; risk relating to the uncertainty of the projected financial information with respect to the FFG; the amount of redemption requests made by PCAC’s shareholders and the amount of funds available in the PCAC trust account; general economic conditions and other factors affecting the FFG’s business; FFG’s ability to implement its business strategy; FFG’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on FFG’s business, FFG’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; disruptions and other impacts to FFG’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; FFG’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, FFG’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on FFG’s business. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement, the proxy statement/consent solicitation statement/prospectus discussed below, PCAC’s Quarterly Report on Form 10-Q and other documents filed by PubCo or PCAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither PCAC nor FFG presently knows, or that PCAC or FFG currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect PCAC’s and FFG’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or PCAC’s or FFG’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. PCAC and FFG anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, PCAC and FFG may elect to update these forward-looking statements at some point in the future, PubCo, PCAC and FFG specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by FFG nor PCAC or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing PCAC’s or FFG’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of FFG and PCAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the FFG, PCAC or any other entity.

Financial Information; Use of Non-IFRS Financial Metrics and Other Key Financial Metrics

Certain financial information and data contained in this communication is unaudited.

Accordingly, such information and data may not be included, may be adjusted or may be presented differently in any proxy statement, prospectus or registration statement or other report or document to be filed or furnished by PCAC or PubCo with the SEC. This communication includes certain non-IFRS financial measures (including on a forward-looking basis). These non-IFRS measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with IFRS and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with IFRS. FFG believes that these non-IFRS measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about FFG. FFG’s management uses forward looking non-IFRS measures to evaluate FFG’s projected financial and operating performance. FFG believes that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing FFG’s financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors.

However, there are a number of limitations related to the use of these non-IFRS measures and their nearest IFRS equivalents. For example, other companies may calculate non-IFRS measures differently, or may use other measures to calculate their financial performance, and therefore FFG’s non-IFRS measures may not be directly comparable to similarly titled measures of other companies. FFG does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of these non-IFRS financial measures is that they exclude significant expenses, income and tax liabilities that are required by IFRS to be recorded in FFG’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgements by FFG about which expense and income are excluded or included in determining these non-IFRS financial measures. In order to compensate for these limitations, FFG presents non-IFRS financial measures in connection with IFRS results.

Important Additional Information

This communication relates to a proposed Business Combination between FFG and PCAC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed Business Combination will be submitted to shareholders of PCAC for their consideration.

PubCo intends to file a Registration Statement with the SEC which will include preliminary and definitive proxy statements to be distributed to PCAC’s shareholders in connection with PCAC’s solicitation for proxies for the vote by PCAC’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to FFG’s shareholders in connection with the completion of the proposed Business Combination. PCAC and PubCo also will file other documents regarding the proposed Business Combination with the SEC.

After the Registration Statement has been filed and declared effective, PCAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that PCAC will send to its shareholders in connection with the Business Combination. PCAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with PCAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about PCAC, PubCo, FFG and the proposed Business Combination. Shareholders and investors may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by PCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to PCAC. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

PCAC, PubCo and FFG and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from PCAC’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of PCAC’s shareholders in connection with the proposed transactions will be set forth in PubCo’s proxy statement/prospectus when it is filed with the SEC. You can find more information about PCAC’s directors and executive officers in PCAC’s final prospectus filed with the SEC on January 25, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of March 23, 2022, by and among Primavera Capital Acquisition Corporation, Lanvin Group Holdings Limited, Lanvin Group Heritage I Limited, Lanvin Group Heritage II Limited, and Fosun Fashion Group (Cayman) Limited.

10.1	Form of PIPE Subscription Agreement.

10.2	Sponsor Support Deed, dated as of March 23, 2022, by and among Primavera Capital Acquisition Corporation, Fosun Fashion Group (Cayman) Limited, Primavera Capital Acquisition LLC, Lanvin Group Holdings Limited, and certain other parties thereto.

10.3	FFG Shareholder Support Deed, dated as of March 23, 2022, by and among Primavera Capital Acquisition Corporation, Fosun Fashion Group (Cayman) Limited, Lanvin Group Holdings Limited, and certain other parties thereto.

10.4	Lock-Up Agreement, dated as of March 23, 2022, by and among Primavera Capital Acquisition Corporation, Primavera Capital Acquisition LLC, Lanvin Group Holdings Limited, and certain other parties thereto.

10.5	Investor Rights Agreement, dated as of March 23, 2022, by and among Primavera Capital Acquisition Corporation, Primavera Capital Acquisition LLC, Fosun Fashion Group (Cayman) Limited, Lanvin Group Holdings Limited, and certain other parties thereto.

10.6	Assignment, Assumption and Amendment Agreement, dated as of March 23, 2022, by and among Primavera Capital Acquisition Corporation, Lanvin Group Holdings Limited, and Continental Stock Transfer & Trust Company.

99.1	Joint Press Release, dated as of March 23, 2022.

99.2	Investor Presentation, dated as of March 23, 2022.

99.3	Transcript from Webcast, dated as of March 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2022

/s/ Tong Chen
Tong Chen
Chief Executive Officer and Chief Financial Officer